Segment and Revenue by Geography and By Major Customer (Details)	9 Months Ended
Sep. 30, 2025 Segments
Segment and Revenue by Geography and by Major Customer [Abstract]
Description of CODM	The chief operating decision maker (the “CODM”) is the Company’s Chief Executive Officer, who makes resource allocation decisions and assesses performance based on financial information prepared on a consolidated basis, accompanied by disaggregated information about revenues, gross profit and operating loss by the two identified reportable segments.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer [Member]
Number of reportable segments	2
Number operating segments	2